Exhibit 99.1
Growing Forward Deutsche Bank Conference May 29, 2008 Thomas J. Webb Executive Vice President and CFO

This presentation contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers Energy’s Form 10-K each for the Year Ended December 31, 2007 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarter ended March 31, 2008. These sections discuss important factors that could cause actual results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2008 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of gains or charges relating to previously sold assets and business operations or other factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors. 1

Consumers Energy Overview

Territory



Electric
Gas
Combination
Mio
Alcona
Cooke
Loud
5 Channels
Foote
Hodenpyl
Tippy
New coal plant
Ludington Pumped Storage
Rogers
Hardy
Croton
J C Weadock
D E Karn
B C Cobb
Webber
Zeeland
J H Campbell
Allegan
J R Whiting

Focus

- Excellent operations
- Customer value
- Investment
  - Responsible rate increases
  - Healthy capital structure
  - EPS growth 6% - 8%
- Fair and timely regulation
- Consistent strong financial performance

Investment growth balances responsible rate increases and healthy capital structure with attractive earnings growth.

2

Customer Value Capacity Fuel Mix — 2008 Consumers Energy MISO 9,600 MW 125,000 MW Pumped Pumped Storage Oil Storage Renewables Renewables 10% 5% 2% 1% Oil 3% Purchases Nuclear 6% Purchases 6% 8% 5% Nuclear (PPA) 8% Gas 26% Gas Coal Coal 23% 52% 45% Diversified fuel mix minimizes risk and optimizes cost. 3

Customer Value – Prices $/MWh 2007 Electric Prices vs. MISO $75 CE Price 12% below MISO Average @ $48 $50 MISO (Mo Avg) CE Mo Avg Average @ $42 $25 Jan Apr Jul Oct $/Mcf 2007 Average Residential Rates — Gas 30 CE Price 25% below National Average 20 National Average Rate CE State Averages 10 0 Customer prices competitive. 4

Customer Value – Commodities • Natural gas • 80% contracted for 2008-2009 heating season • 66% fixed price • Coal • 99% of 2008 and 78% of 2009 contracted or hedged • Multi-year transportation contracts in place • Electric • 100% of 2008 supply requirement in place • 98% of 2009 contracted or hedged

Investment Approach • Utility investment provides customer benefits: • O&M cost reductions • Fuel cost reduction • Reliability improvement • Efficiency increases • Reductions provide headroom for rate base and equity growth • Fair and timely rate relief key to achieving plan $6.4 billion investment balances affordable rate increases, capital structure, and earnings growth. 6

Utility Investment Plan Rate Base with Coal Plant Coal Plant Alternative Bils $13 Coal plant Capital Spending AMI 2008-12 12 Renewables/energy efficiency (mils) Zeeland plant Electric reliability and other 11 Gas compression/pipelines 2015 Coal plant $ 575 Environmental 10 Customer growth Alternative: Maintenance 7% 9 Depreciation Plant life extensions $ 200 Gas turbines 200 8 Gas combined cycle 100 Reliability 75 7 Total $ 575 6 Present Rate Base 5 Average 2007 2008 2009 2010 2011 2012 Rate Base (bils) $7.9 $8.7 $9.1 $9.6 $10.3 $11.3 Rate base growth substantial, with or without new clean coal generation investment. 7

Average Electric Rate Impacts ¢ / kWh CAGR 12.00 11.00 Fuel? Carbon? Legislation-Related 3.2% 2.7% 10.00 9.00 Investment 8.00 2007 2008 2009 2010 2011 2012 2013 Including $6.4 billion of capital spending — average annual rate increases about three percent. 8

Regulatory Update • Electric Rate Case – U-15245 • ALJ recommended $210 million vs. our $265 million • Primary differences: • ROE — $27 million • Palisades transaction costs — $15 million • Anticipate final order mid-year • MCV regulatory out proceeding – U-15320 • Gas Rate Case – U-15506 · Seeking $91 million rate base increase • Staff and intervenors file testimony August 25 Regulatory strategy progressing as planned. 9

Energy Legislation • Michigan House approved package on strong bipartisan vote • Package now under consideration in Michigan Senate • Major provisions • Reform of state’s electric deregulation law (PA 141) • Limit retail open access to 10 percent • File and implement ratemaking • Certificate of necessity for major projects, power contracts • Deskewing (cost of service rates) • Energy-efficiency program • Renewable portfolio standard, 10 percent by 2015 • Legislation anticipated this summer Bills balance need for regulatory certainty with customer interests. 10

Consumers Energy Electric Mix Sales Profit Industrial Residential Industrial Residential Commercial Commercial Auto-related sales represent about six percent of sales and three percent of gross margin. 11

Enterprises Assets Livingston Grayling Filer City Genesee DIG Exeter Kalamazoo River Craven Renewables – 939 Gross MWs Other – 224 Gross MWs Investments focused on U.S. renewables. 12

Adjusted (non-GAAP) EPS Guidance Utility Enterprises + Parent $0.34 To Go $(0.04) $0.06 $0.05 $1.20 $(0.11) $0.04 $0.05 $0.28 $0.84 $0 To Go $0.03 To Go Completed First Quarter $0.42 $0.44 2007 Equity & Return MCV “Reg Out” Assets Sold DIG Restructuring Cost & Other 2008 13

CMS Adjusted (non-GAAP) Earnings* 6% – 8% Growth $1.08 $1.20target $0.96 $0.90 $0.84 $0.81 2003 2004 2005 2006 2007 2008 Future ___* Adjusted (non-GAAP) EPS excluding MTM in 2004 – 2006 2007 restructuring set stage for utility growth. 14

Consistent financial performance Fair and timely regulation Utility Customer investment value Safe, excellent operations

Appendix

a 2008 Cash Flow Forecast CMS Energy Parent Consumers Energy Amount Amount (mils) (mils) Cash at year end 2007 $ 136 Cash at year end 2007 $ 195 Sources Sources Consumers Energy dividends/tax sharing $ 395 Operating (depreciation $566) $ 1,325 Enterprises 15 Other working capital [decom refund ($250)] (430) Sources $ 410 Sources $ 895 Uses Uses $250 Interest and preferred dividends $ (195) Interest and preferred dividends $ (135) Capital expenditures [c] (925) Overhead and Federal tax payments (25) Dividends/tax sharing to CMS $(83) (395) DIG settlement (275) Uses $ (1,515) Uses [b] $ (425) Cash flow $ (620) Cash flow $ (15) Financing Financing and Dividends New issues (60% complete) $ 590 New issues $ 10 Retirements (505) Retirements (150) Net short-term financing 380 Net short-term financing 150 Common dividends (80) Financing $ 465 Financing and dividends $ (70) Cash at year end 2008 $ 40 Cash at year end 2008 $ 51 Bank Facility ($500) available $ 320 Bank Facility ($550) available $ 400 ___[a] non-GAAP [b] Includes other [c] Includes cost of removal and capital leases

SUMMARY — ELECTRIC RATE CASE No. U-15245*
On March 31, 2008 the Administrative Law Judge (ALJ) filed his Proposal for Decision (PFD) in Consumers Energy’s request for final electric rate relief and recovery of Zeeland plant costs. The ALJ’s recommended increase is $8 million more than the MPSC staff’s recommendation. The ALJ recommended an ROE of 10.42%, which is lower than both the Company and Staff positions. The PFD states that the Commission should make final determination related to $127 million in Palisades decommissioning proceeds. The ALJ supports the Company’s rate design and cost allocation proposals, including elimination of rate skewing over 5 years. Details comparing the ALJ’s position with both the Company and MPSC Staff positions are provided below.

	Company	MPSC Staff	ALJ Recommendation
Item	Position (mils)	Position (mils)	(mils)
Base Rate Impacts

Remove Palisades from Base Rates	$(164)	$(164)	$(164)
O&M	114	117	111
Rate of Return	31	4	10
Rate Base	54	39	51
Book Depreciation	34	34	34
Gross Margin	(150)	(150)	(150)
Taxes & Other	60	60	61

2008 Test Year Revenue Deficiency (Sufficiency)	$(21)	$(60)	$(47)

Zeeland Plant Revenue Requirement – Incremental (1)	11	3	3
Additional Equity and Debt	6	5	Included Above

Total Base Rate Increase (Decrease)	$(4)	$(52)	$(44)

Zeeland Plant Interim	$69	$69	$69

Eliminate Palisades Recovery Credit in PSCR	167	167	167

Palisades Transaction Costs	28	13	13

Energy Efficiency	5	5	5

Total Final Position	$265	$202	$210

(1)	Amount above $69M in interim relief granted on December 18, 2007

SUMMARY — ELECTRIC RATE CASE No. U-15245*

Ratemaking	Existing	Company	MPSC Staff	ALJ
Capital Structure	(U-14347)	Position	Position	Recommendation
Long Term Debt	45.28%	41.54%	41.66%	41.55%
Short Term Debt	1.10	0.81	0.81	0.81
Preferred Stock	0.53	0.50	0.50	0.50
Common Equity	36.32	42.02	41.55	41.75
Deferred FIT	15.91	14.40	14.74	14.65
ITC/JDITC	0.86	0.73	0.74	0.74

	100.00%	100.00%	100.00%	100.00%

Rate Base and	Existing	Company	MPSC Staff	ALJ
Return Percentage	(U-14347)	Position	Position	Recommendation
Rate Base (Bils)(2)	$4.84	$5.13	$5.00	$5.13
Return on Rate Base	6.78%	7.19%	6.77%	6.82%
Return on Equity	11.15%	11.25%	10.60%	10.42%

(2)	Excludes $522 million of Zeeland Plant investment
REMAINING ELECTRIC RATE CASE SCHEDULE

Exceptions	April 21, 2008
Replies to Exceptions	May 7, 2008
MPSC Decision (estimated)	June 2008

*	Electric Rate Case U-15245 can be accessed at the Michigan Public Service Commission’s website.
http://efile.mpsc.cis.state.mi.us/efile/electric.html

GAS RATE CASE U-15506*
On February 15, 2008, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 2009 test year. The request seeks authority to implement a revenue decoupling mechanism for the residential rate class, which enables the Company to recover appropriate operating and maintenance expenses to ensure continued reliable service to customers. The decoupling mechanism also removes the impact of the energy efficiency and conservation programs on revenues. The proposed capital structure includes an 11.00% authorized return on equity. If approved, the request would add about $3.00 per month, or about 3.5%, to the typical residential customer’s average monthly bill. The $91 million revenue deficiency is detailed below.

Item	$ Millions	Explanation
1. O&M	$28	Conservation: $9 Company use and LUAF: $6 Other: $13

2. Rate of Return	25	Higher capitalization: $20 Higher debt costs: $5

3. Rate Base	38	Working capital: $13 Net plant (new investment, primarily distribution plant to serve new customers, CEA project): $25

4. Book Depreciation	19	New investment, primarily distribution plant to serve new customers

5. Gross Margin	18	Lower throughput: $29 Miscellaneous revenues: ($11)

6. Taxes	13	Increased general taxes, new Michigan Business Tax, offset by lower federal income taxes

7. U-15190 Settlement	(50)	U-14547 used as base since settlement agreement did not identify specific cost of service items

8. Total Base Rate Increase	$91

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-14547) (2)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	46.77%	42.06%	5.97%	2.51%
Short Term Debt	1.04	0.68	5.34	0.04
Preferred Stock	0.51	0.51	4.46	0.02
Common Equity	35.06	42.88	11.00	4.72
Deferred FIT	15.09	12.42	0.00	0.00
JDITC/Other	1.53	1.45		0.11

	100.00%	100.00%		7.40	%(1)

Rate Base and Return	Existing
Percentage	(U-14547) (2)		As Filed
Rate Base	$2.25	billion	$2.58	billion
Return on Rate Base		6.69%		7.40%
Return on Equity		11.00%		11.00%
GAS RATE CASE U-15506 SCHEDULE

Staff & Intervenors File Testimony	August 25, 2008
Rebuttal Testimony	September 18, 2008
Motions to Strike Testimony	October 2, 2008
Cross of all Witnesses	October 9-October 17, 2008
Initial Briefs	November 10, 2008
Reply Briefs	November 24, 2008
PFD Target Date	TBD
Exceptions	TBD
Replies to Exceptions	TBD

(1)	Equivalent to 10.55% pre-tax basis.

(2)	Amounts are those authorized in the Company’s fully litigated Case U-14547 prior to the rates established in U-15190. The order in Case No. U-15190 was the result of a partial settlement agreement. The Settlement Agreement did not identify specific cost of service items.

*	Gas Rate Case U-15506 can be accessed at the Michigan Public Service Commission’s website.
http://efile.mpsc.cis.state.mi.us/efile/gas.html

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 04/30/2008
Reflects redemption of $27.9MM & $67.7MM PCRBs, maturity of $249.5MM FMBs & $616K survivors’ option puts of IQs (all CECo)

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:

F	U	SHORT-TERM	150,000	*3.375% Convertible Sr Notes 7/15/08 Put Date (CMS)
F	S	02/17/09	200,000	4.8% FMBs (CECo)

			350,000

LONG-TERM DEBT:

F	S	08/15/09	150,000	4.4% Series K FMBs (CECo)

			150,000

F	S	05/15/10	250,000	4% $250MM FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	300,000	7.75% Sr Unsec Notes (CMS)

			607,900

F	U	04/15/11	300,375	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			587,875

F	U	02/01/12	150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)
V	U	01/15/13	150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)
F	S	02/15/14	200,000	6% FMBs (CECo)
F	S	03/15/15	225,000	5% FMBsSeries N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	177,835	QUIPS 7.75%(CMS) Pref Sec **
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	143,675	5.65% FMBsIQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			3,704,210

			$5,399,985	GRAND TOTAL

			$5,222,150	GRAND TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			293,353	CECo Securitization Bonds after 04/20/08 payment
			247,754	CECo Capital lease rental commitments as of 03/31/08
			160,951	CECo DOE Liability as of 04/30/08
			153,729	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 03/31/08 (CMS)
			(4,794)	CMS Net unamortized discount as of 03/31/08
			(5,189)	CECo Net unamortized discount as of 03/31/08
			78,635	CMS Enterprises Debt as of 03/31/08
			$6,324,424	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

*	— Date that issue can be put to the Company is used instead of maturity date

**	— Includes subordinated notes amounts associated with preferred securities. Issue amount: $172.5MM QUIPS.
Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

Blue paper

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64

After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

*	Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.
NM: Not meaningful.

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

NM:	Not Meaningful.

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	2007
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD
Reported net income (loss) — GAAP	$(215)	$33	$82	$(127)	$(227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income, including MTM of $1, $3, $4, $3 and $11	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	$(0.97)	$0.15	$0.34	$(0.57)	$(1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share, including MTM of $0.01, $0.01, $0.02, $0.02 and $0.05	$0.42	$0.08	$0.13	$0.26	$0.84

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	2008
(In millions, except per share amounts)	1Q

Reported net income — GAAP	$103

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations	(*	)
Asset impairment charges, net	—

Adjusted income — non-GAAP	$103

Average shares outstanding, basic	223.5
Average shares outstanding, diluted	236.6

Reported earnings per share — GAAP	$0.44

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations	(*	)
Asset impairment charges, net	—

Adjusted earnings per share — non-GAAP	$0.44

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

CMS ENERGY
Earnings Segment Results GAAP Reconciliation
For Periods Ended March 31
(Unaudited — In Millions, Except per Share Amounts)

	Three Months
	EPS
	2008			2007
Electric Utility
Reported		$0.28		$0.23
Asset Sales Loss and Other, net		—		0.01

Adjusted		$0.28		$0.24

Gas Utility
Reported and Adjusted		$0.26		$0.26

Enterprises
Reported	$	(*	)	$(0.90)
Asset Impairment Charges, net		—		0.71
Asset Sales Loss and Other, net		*		0.23

Adjusted	$	(*	)	$0.04

Corporate Interest and Other
Reported		$(0.10)		$0.24
Asset Sales Gain and Other, net		—		(0.36)

Adjusted		$(0.10)		$(0.12)

Discontinued Operations
Reported		*		$(0.80)
Discontinued Operations (Gain) Loss		(*	)	0.80

Adjusted		$—		$—

Totals
Reported		$0.44		$(0.97)
Discontinued Operations (Gain) Loss		(*	)	0.80
Asset Impairment Charges, net		—		0.71
Asset Sales Gain and Other, net		*		(0.12)

Adjusted		$0.44		$0.42

Average Common Shares Outstanding — Diluted		236.6		221.5

*	Less than $0.01 per share.

Consumers Energy
2008 Cash Flow GAAP Reconciliation (in millions)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2007	$195	$—	$—	$—	$—	$—	$—	$—	$195	Cash at year end 2007

Sources
Operating	$1,325	$(83)	$(193)	$325	$16	$32	$—	$—	$1,422
Other working capital	(430)	—	—	—	—	—	—	—	(430)

Sources	$895	$(83)	$(193)	$325	$16	$32	$	$	$992	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(195)	$—	$193	$—	$—	$—	$2	$—	$—
Capital expenditures	(925)	—	—	—	—	—	—	—	(925)
Dividends/tax sharing to CMS	(395)	83	—	—	—	—	—	312	—

Uses	$(1,515)	$83	$193	$—	$—	$—	$2	$312	$(925)	Net cash provided by investing activities

Cash flow	$(620)	$—	$—	$325	$16	$32	$2	$312	$67	Cash flow from operating and investing activities

Financing
New Issues	$590	$—	$—	$(325)		$—	$(2)	$—	$263
Retirements	(505)	—	—	—	(16)	(32)		(312)	(865)
Net short-term financing	380	—	—	—	—	—	—	—	380

Financing	$465	$—	$—	$(325)	$(16)	$(32)	$(2)	$(312)	$(222)	Net cash provided by financing activities

Net change in cash	$(155)	$	$—	$—	$—	$—	$—	$—	$(155)	Net change in cash

Cash at year end 2008	$40	$—	$—	$—	$—	$—	$—	$—	$40	Cash at year end 2008

CMS Energy Parent
2008 Cash Flow GAAP Reconciliation (in millions)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	DIG	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Settlement	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2007	$136	$—	$—	$—	$—	$—	$17	$153	Cash at year end 2007

Sources
Consumers Energy dividends/tax sharing	$395	$(124)	$(25)	$—	$—	$—	$—	$246
Enterprises	15	—	—	(275)	10	—	—	(250)

Sources	$410	$(124)	$(25)	$(275)	$10	$—	$—	$(4)	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)	$124	$—	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(25)	—	25	—	—	—	—	—
DIG settlement	(275)	—	—	275	(10)	—	(53)	(63)

Uses (a)	$(425)	$124	$25	$275	$(10)	$11	$(53)	$(53)	Net cash provided by investing activities

Cash flow	$(15)	$—	$—	$—	$—	$11	$(53)	$(57)	Cash flow from operating and investing activities

Financing and dividends
New Issues	$10	$—	$—	$—	$—	$(11)	$53	$52
Retirements	(150)	—	—	—	—	—	—	(150)
Net short-term financing	150	—	—	—	—	—	—	150
Common dividend	(80)	—	—	—	—	—	—	(80)

Financing	$(70)	$—	$—	$—	$—	$(11)	$53	$(28)	Net cash provided by financing activities

Net change in cash	$(85)	$—	$—	$—	$—	$—	$—	$(85)	Net change in cash

Cash at year end 2008	$51	$—	$—	$—	$—	$—	$17	$68	Cash at year end 2008

(a)	Includes other

Consolidated CMS Energy
2008 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2007	$195	$153	$—	$—	$348	Cash at year end 2007

Net cash provided by operating activities	$992	$(4)	$(312)	$—	$676	Net cash provided by operating activities

Net cash provided by investing activities	(925)	(53)	—	—	(978)	Net cash provided by investing activities

Cash flow from operating and investing activities	$67	$(57)	$(312)	$—	$(302)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(222)	$(28)	$312	$—	$62	Net cash provided by financing activities

Net change in cash	$(155)	$(85)	$—	$—	$(240)	Net change in cash

Cash at year end 2008	$40	$68	$—	$—	$108	Cash at year end 2008